Exhibit 10.2

PLACEMENT AGENCY AGREEMENT

May 29, 2025

SOLOWIN HOLDINGS

Ling Ngai Lok

Room 1910-1912A, Tower 3, China Hong Kong City

33 Canton Road, Tsim ShaTsui, Kowloon

Hong Kong

Ladies and Gentlemen:

Subject to the terms and conditions herein (this “Agreement”), SOLOWIN HOLDINGS, a Cayman Islands exempted company with limited liability (the “Company”), hereby agrees to sell certain registered securities of the Company, including an aggregate of 20,000,000 Class A Ordinary Shares of the Company (the “Shares”) par value $0.0001 per share (the “Class A Ordinary Shares”) and warrants to purchase 1,000,000 Class A Ordinary Shares (the “Warrants”), directly to various investors (each, an “Investor” and, collectively, the “Investors”) through Eddid Securities USA Inc. as placement agent (the “Placement Agent”). The Shares and the Warrants will be issued under the Registration Statement (as defined below) and pursuant to the terms of the Final Prospectus (as defined below) and the accompanying Base Prospectus. The documents executed and delivered by the Company and the Investors in connection with the Offering (as defined below), including, without limitation, securities purchase agreements (each , a “Purchase Agreement”) and warrant agreements (each, a “Warrant Agreement”), shall be collectively referred to herein as the “Transaction Documents.” The purchase price to the Investors for each Share and a Warrant to purchase 0.05 Share is $0.33. The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering. Capitalized terms used and not otherwise defined herein shall have the respective meanings given to them in the Purchase Agreement.

The Company hereby confirms its agreement with the Placement Agent as follows:

Section 1. Agreement to Act as Placement Agent.

(a) On the basis of the representations, warranties, and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive US placement agent in connection with the offering and sale by the Company of the Shares and Warrants pursuant to the Company’s registration statement on Form F-3 (File No. 333-282552) (the “Registration Statement”), with the terms of such offering (the “Offering”) to be subject to market conditions and negotiations between the Company, the Placement Agent and the prospective Investors. The Placement Agent will act on a reasonable best-efforts basis and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Shares and Warrants, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its “Affiliates” (as defined below) be obligated to underwrite or purchase any of the Shares and Warrants for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company’s agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any offer to purchase Shares and Warrants and the Company shall have the sole right to accept offers to purchase Shares and Warrants and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Shares and Warrants shall be made at one or more closings (each a “Closing” and the date on which each Closing occurs, a “Closing Date”). The Closing of the issuance of the Shares and Warrants shall occur via “Delivery Versus Payment”, i.e., on the Closing Date, the Company shall issue the Shares and Warrants to purchase Class A Ordinary Shares directly to the account designated by the Placement Agent and, upon receipt of such Shares and Warrants, the Placement Agent shall electronically deliver such Shares and Warrants to the applicable Investor and payment shall be made by the Placement Agent (or its clearing firm) by wire transfer to the Company. As compensation for services rendered, on each Closing Date, the Company shall pay to the Placement Agent the fees and expenses set forth below:

(i) Cash Fee. A four percent (4%) cash fee (the “Cash Fee”) equal to Two Hundred Sixty Four Thousand Dollars ($264,000) payable immediately from the gross proceeds from the sale of Shares and Warrants at the Closing by deduction from the proceeds thereof.

(ii) Expenses. The Company agrees to reimburse the Placement Agent’s legal expenses up to a maximum of Forty Thousand Dollars ($40,000) payable immediately upon the Closing of the Offering.

(b) The term of the Placement Agent’s engagement will be until the earlier of (i) the final closing of the Offering of up to 20,000,000Shares and 1,000,000 Warrants, or (ii) a party hereto terminating the engagement with respect to itself upon one business day written notice to the other parties. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification, and contribution contained herein and the Company’s obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company’s obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA Rule 5110(g), will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory, or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) “Persons” means an individual or corporation, partnership, trust, incorporated, or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof), or other entity of any kind and (ii) “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the “Securities Act”). The rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated under the Securities Act are referred to as (the “Rules and Regulations”).

Section 2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants, and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

(a) Securities Law Filings. The Company has filed with the Commission the Registration Statement under the Securities Act, which was declared effective on November 8, 2024, for the registration of the Shares and Warrants under the Securities Act. Following the determination of pricing among the Company and the prospective Investors introduced to the Company by Placement Agent, and subject to the Company’s acceptance of such Investors’ offers to purchase the Shares and Warrants and their respective execution and delivery of Purchase Agreements, the Company will file with the Commission pursuant to Rules 430A and 424(b) under the Securities Act, and the Rules and Regulations, a final prospectus supplement relating to the placement of the Shares, their pricing and the plan of distribution thereof and will advise the Placement Agent of all further information (financial and other) with respect to the Company required to be set forth therein. Such registration statement, at any given time, including the exhibits thereto filed at such time, as amended at such time, is hereinafter called the “Registration Statement”; such prospectus in the form in which it appears in the Registration Statement at the time of effectiveness, together with any preliminary prospectus supplement relating to the Offering, is hereinafter called the “Base Prospectus”; and the final prospectus supplement, in the form in which it is filed with the Commission pursuant to Rule 424(b) (including the Base Prospectus as it may be amended or supplemented) is hereinafter called the “Final Prospectus.” The Registration Statement at the time it originally became effective is hereinafter called the “Original Registration Statement.” Any reference in this Agreement to the Registration Statement, the Original Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein (the “Incorporated Documents”), if any, which were or are filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any given time, as the case may be; and any reference in this Agreement to the terms “amend,” “amendment,” or “supplement” with respect to the Registration Statement, the Original Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Base Prospectus, the Preliminary Prospectus Supplement, or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” “described,” “referenced,” “set forth,” or “stated” in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, or the Final Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Preliminary Prospectus Supplement, or the Final Prospectus, as the case may be. As used in this paragraph and elsewhere in this Agreement, “Time of Sale Disclosure Package” means the Base Prospectus and any issuer free writing prospectus as defined in Rule 433 of the Act (each, an “Issuer Free Writing Prospectus”), if any, that the parties hereto shall hereafter expressly agree in writing to treat as part of the Time of Sale Disclosure Package. The term “any Prospectus” shall mean, as the context requires, the Base Prospectus, the Final Prospectus, and any supplement to either thereof. The Company has not received any notice that the Commission has issued or intends to issue a stop order suspending the effectiveness of the Registration Statement or the use of the Base Prospectus or any prospectus supplement thereto or intends to commence a proceeding for any such purpose.

(b) Assurances. The Original Registration Statement, as amended (and any further documents to be filed with the Commission), contained in all material respects at the time of filing and contains all exhibits and schedules as required by the Securities Act. Each of the Registration Statement and any post-effective amendment thereto, at the time it became effective, complied in all material respects with the Securities Act and the applicable Rules and Regulations and did not knowingly contain any untrue statement of a material fact or knowingly omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Base Prospectus and the Final Prospectus, each as of its respective date, comply or will comply in all material respects with the Securities Act and the applicable Rules and Regulations. Each of the Base Prospectus and the Final Prospectus, as amended or supplemented, did not and will not knowingly contain as of the date thereof any untrue statement of a material fact or knowingly omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein. The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the applicable rules and regulations promulgated thereunder, and none of such documents, when they were filed with the Commission, knowingly contained any untrue statement of a material fact or knowingly omitted to state a material fact necessary to make the statements therein (with respect to Incorporated Documents incorporated by reference in the Base Prospectus or Final Prospectus), in light of the circumstances under which they were made not misleading. No post- effective amendment to the Registration Statement reflecting any facts or events arising after the date thereof which represent, individually or in the aggregate, a fundamental change in the information set forth therein is required to be filed with the Commission. Except for this Agreement, to the knowledge of the Company, there are no documents required to be filed with the Commission in connection with the transaction contemplated hereby that (x) have not been filed as required pursuant to the Securities Act or (y) will not be filed within the requisite time period. Except for this Agreement, and the Transaction Document, there are no contracts or other documents required to be described in the Base Prospectus or Final Prospectus, or to be filed as exhibits or schedules to the Registration Statement, which have not been described or filed as required.

(c) Offering Materials. Other than offering materials made to the Company’s placement agent in the United States to existing investors in the Company, neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the Offering other than the Time of Sale Disclosure Package and any other materials permitted by the Securities Act.

(d) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Time of Sale Disclosure Package and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and under the Final Prospectus and the Transaction Documents have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s Board of Directors (the “Board of Directors”) or the Company’s shareholders in connection therewith. This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, assuming due authorization, execution, and delivery by the Placement Agent, will constitute the legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(e) No Conflicts. The execution, delivery, and performance by the Company of this Agreement and the transactions contemplated pursuant to the Time of Sale Disclosure Package, the issuance and sale of the Shares and Warrants and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company’s Second Amended and Restated Memorandum and Articles of Association, or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company, or give to others any rights of termination, amendment, acceleration, or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt, or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) assuming the accuracy of the representations and warranties of the Placement Agent set forth in Section 3 hereof, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree, or other restriction of any court or governmental authority to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(f) Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company (and not in such officer’s personal capacity) to the Placement Agent as to the matters set forth therein.

(g) Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(h) Forward-Looking Statements. No forward-looking statements (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Disclosure Package has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(i) Statistical or Market-Related Data. Any statistical, industry-related, and market-related data included or incorporated by reference in the Time of Sale Disclosure Package, are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate, and such data agree with the sources from which they are derived.

(j) Certain Fees; FINRA Affiliations. Except as set forth in the Registration Statement and Prospectus Supplement, no brokerage or finder’s fees or commissions are or will be payable by the Company, any Subsidiary or Affiliate of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. There are no other arrangements, agreements or understandings of the Company or, to the Company’s knowledge, any of its shareholders that may affect the Placement Agent’s compensation, as determined by FINRA. Other than payments to the Placement Agent for this Offering or another offering disclosed in the Company’s SEC Filings or as set forth in the Registration Statement and Prospectus, the Company has not made and has no agreements, arrangements or understanding to make any direct or indirect payments (in cash, securities or otherwise) to: (i) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (ii) any FINRA member participating in the offering as defined in FINRA Rule 5110 (a “Participating Member”); or (iii) any person or entity that has any direct or indirect affiliation or association with any Participating Member, within the 180-day period preceding the initial filing of the Registration Statement through the 60-day period after the Effective Date. None of the net proceeds of the Offering will be paid by the Company to any Participating Member or its affiliates, except as specifically authorized herein. To the Company’s knowledge, no officer, director or any beneficial owner of 10% or more of the Company’s Class A Ordinary Shares or Class A Ordinary Share equivalents has any direct or indirect affiliation or association with any Participating Member in the Offering. Except for securities purchased on the open market, no Company Affiliate is an owner of stock or other securities of any Participating Member. No Company Affiliate has made a subordinated loan to any Participating Member. No proceeds from the sale of the Shares and Warrants (excluding Placement Agent compensation as disclosed in the Registration Statement and the Prospectus) will be paid to any Participating Member, any persons associated with a Participating Member or an affiliate of a Participating Member. The Company has not issued any warrants or other securities or granted any options, directly or indirectly, to the Placement Agent within the 180-day period prior to the initial filing date of the Prospectus. No person to whom securities of the Company have been privately issued within the 180-day period prior to the initial filing date of the Prospectus is a Participating Member, is a person associated with a Participating Member or is an affiliate of a Participating Member. To the Company’s knowledge, no Participating Member in the Offering has a conflict of interest with the Company. For this purpose, a “conflict of interest” exists when a Participating Member, the parent or affiliate of a Participating Member or any person associated with a Participating Member in the aggregate beneficially own 10% or more of the Company’s outstanding subordinated debt or common equity, or 10% or more of the Company’s preferred equity. “FINRA member participating in the Offering” includes any associated person of a Participating Member in the Offering, any member of such associated person’s immediate family and any affiliate of a Participating Member in the Offering. When used in this Section 2(j) the term “affiliate of a FINRA member” or “affiliated with a FINRA member” means an entity that controls, is controlled by or is under common control with a FINRA member. The Company will advise the Placement Agent and its legal counsel, Sichenzia Ross Ference Carmel LLP if it learns that any officer, director or owner of 10% or more of the Company’s outstanding Class A Ordinary Shares or Ordinary Share Equivalents is or becomes an affiliate or associated person of a Participating Member.

(k) Board of Directors. The Board of Directors is comprised of the persons set forth in the Company’s filings with the Commission (the “SEC Filings”). The qualifications of the persons serving as board members and the overall composition of the Board of Directors comply with the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder applicable to the Company and the rules of The Nasdaq Capital Market (the “Trading Market”). In addition, at least a majority of the persons serving on the Board of Directors qualify as “independent” as defined under the rules of the Trading Market.

(l) No Investment Company Status. The Company is not and, after giving effect to the Offering and the application of the proceeds thereof as described in the Registration Statement, the Time of Sale Disclosure Package, and the Final Prospectus, will not be, required to register as an “investment company,” as defined in and pursuant to the Investment Company Act of 1940, as amended.

(m) Representations and Warranties Incorporated by Reference. Each of the representations and warranties (together with any related disclosure schedules thereto) made by the Company to the Investors in the Purchase Agreement is hereby incorporated herein by reference (as though fully restated herein) and is hereby made to, and in favor of, the Placement Agent.

(n) Public Dissemination. The Company shall not issue any press release, report on Form 6-K or any other public statement, whether written or oral, without the prior written approval of the Placement Agent. The Company shall submit each proposed press release, report on Form 6-K or any other public statement to the Placement Agent at least 2 business days in advance of the proposed release date, and the Company shall agree to incorporate any reasonable changes or recommendations from the Placement Agent in the final draft of these items prior to their issuance.

Section 3. Representations of the Placement Agent. The Placement Agent represents and warrants that it (i) is a member in good standing of FINRA, (ii) is a broker/dealer registered under the Exchange Act, (iii) is licensed as a broker/dealer under the laws of the United States of America, applicable to the offers and sales of the Shares and Warrants by the Placement Agent, (iv) is and will be a corporate body validly existing under the law of its place of incorporation, has full power and authority to enter into and perform its obligations under this Agreement, and (vi) the Placement Agent has not, in connection with the Offering, disclosed to any Investors information that is different from or inconsistent with the information contained in the Time of Sale Disclosure Package and the Transaction Documents. The Placement Agent will immediately notify the Company in writing of any change in its status with respect to subsections (i) through (vi) above. The Placement Agent covenants that it will use its reasonable best efforts to conduct the Offering hereunder in compliance with the provisions of this Agreement and the requirements of applicable law.

Section 4. Delivery and Payment. Each Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company. Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Shares and Warrants sold on such Closing Date shall be made by Federal Funds wire transfer, against delivery of such Shares and Warrants, and such Shares and Warrants shall be registered in such name or names and shall be in such denominations, as the Placement Agent may each request at least one business day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Shares and Warrants, if any, shall be made at such place as shall be agreed upon by the parties. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 5. Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a) Registration Statement Matters. Additionally, the Company agrees, in connection with the Offering, that it shall comply with the provisions of Rules 424(b), 430A, 430B, and 430C, as applicable, under the Securities Act, including with respect to the timely filing of documents thereunder, and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) are received in a timely manner by the Commission.

(b) Blue Sky Compliance. If applicable, the Company will reasonably cooperate with the Placement Agent and the Investors in endeavoring to qualify the Shares for sale under the securities laws of such jurisdictions (United States and foreign) as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure document. The Company will, from time to time, prepare and file such statements, reports, and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Shares. The Company will advise the Placement Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale, or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration, or exemption, the Company shall use its commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible moment.

(c) Amendments and Supplements to a Prospectus and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares and Warrant as contemplated in this Agreement, the Incorporated Documents and any Prospectus. If during the period in which a prospectus is required by law to be delivered in connection with the distribution of Shares and Warrants contemplated by the Incorporated Documents, this Agreement, and any Prospectus (the “Prospectus Delivery Period”), any event shall occur as a result of which, in the judgment of the Company or in the reasonable opinion of the Placement Agent or counsel for the Placement Agent, it becomes necessary to amend or supplement the Incorporated Documents or any Prospectus in order to make the statements therein, in light of the circumstances under which they were made, as the case may be, not misleading, or if it is necessary at any time to amend or supplement the Incorporated Documents or any Prospectus or to file under the Exchange Act any Incorporated Document to comply with any law, the Company will promptly prepare and file with the Commission, and furnish at its own expense to the Placement Agent and to dealers, an appropriate amendment to the Registration Statement or supplement to the Registration Statement, the Incorporated Documents, or any Prospectus that is necessary in order to make the statements in the Incorporated Documents and any Prospectus as so amended or supplemented, in light of the circumstances under which they were made, as the case may be, not misleading, or so that the Registration Statement, the Incorporated Documents or any Prospectus, as so amended or supplemented, will comply with law. Before amending the Registration Statement or supplementing the Incorporated Documents or any Prospectus in connection with the Offering, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not file any such amendment or supplement to which the Placement Agent reasonably objects.

(d) Copies of any Amendments and Supplements to a Prospectus. The Company will furnish the Placement Agent, without charge, during the period beginning on the date hereof and ending on the later of the last Closing Date of the Offering, as many copies of any Prospectus or prospectus supplement and any amendments and supplements thereto, as the Placement Agent may reasonably request.

(e) [Reserved]

(f) [Reserved]

(g) Transfer Agent. The Company will maintain, at its expense, a registrar and transfer agent for the Class A Ordinary Shares.

(h) [Reserved]

(i) Periodic Reporting Obligations. During the Prospectus Delivery Period, the Company will duly file, on a timely basis, with the Commission and the Trading Market all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(j) Additional Documents. The Company agrees that the Placement Agent may rely upon, and each is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in the securities purchase agreements entered into with Investors in the Offering.

(k) No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

(l) Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the Board of Directors of the Company and may not be used, reproduced, disseminated, quoted, or referred to, without the Placement Agent’s prior written consent.

(m) Announcement of Offering. The Company acknowledges and agrees that the Placement Agent may, subsequent to the Closing, make public its involvement with the Offering.

(n) Reliance on Others. The Company confirms that it will rely on its own counsel and accountants for legal and accounting advice.

(o) Research Matters. By entering into this Agreement, the Placement Agent does not provide any promise, either explicitly or implicitly, of favorable or continued research coverage of the Company and the Company hereby acknowledges and agrees that the Placement Agent’s selection as a placement agent for the Offering was in no way conditioned, explicitly or implicitly, on the Placement Agent providing favorable or any research coverage of the Company. In accordance with FINRA Rule 2241(b)(2), the parties acknowledge and agree that the Placement Agent has not directly or indirectly offered favorable research, a specific rating or a specific price target, or threatened to change research, a rating or a price target, to the Company or inducement for the receipt of business or compensation. The Company hereby waives and releases, to the fullest extent permitted by law, any claims that the Company may have against the Placement Agent with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company by the Placement Agent’s investment banking divisions. The Company acknowledges that the Placement Agent is a full-service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short position in debt or equity securities of the Company

(p) FINRA. The Company shall advise the Placement Agent (who shall make an appropriate filing with FINRA) if it is aware that any officer, director, 10% or greater shareholder of the Company or Person that received the Company’s unregistered equity securities in the past 180 days is or becomes an affiliate or associated person of a FINRA member firm prior to the earlier of the termination of this Agreement or the 60-day period after the Effective Date.

Section 6. Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a) Compliance with Registration Requirements; No Stop Order; No Objection from the FINRA. Each Prospectus (in accordance with Rule 424(b)) and “free writing prospectus” (as defined in Rule 405 of the Securities Act), if any, shall have been duly filed with the Commission, as appropriate; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission; no order preventing or suspending the use of any Prospectus shall have been issued and no proceeding for that purpose shall have been initiated or, to the Company’s knowledge, threatened by the Commission; no order having the effect of ceasing or suspending the distribution of the Shares and Warrants or any other securities of the Company shall have been issued by any securities commission, securities regulatory authority or stock exchange and no proceedings for that purpose shall have been instituted or shall be pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange; all requests for additional information on the part of the Commission shall have been complied with; and the FINRA shall have raised no objection to the fairness and reasonableness of the placement terms and arrangements.

(b) Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement, the Registration Statement, and any Prospectus, and the registration, sale, and delivery of the Shares and Warrants, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent’s counsel, and such counsel shall have been furnished with such papers and information as it may reasonably have requested to enable such counsel to pass upon the matters referred to in this Section 6.

(c) No Material Adverse Effect. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent’s sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Effect.

(d) Opinion of Counsel for the Company. The Placement Agent shall have received on each Closing Date the favorable opinion of Bevilacqua PLLC, counsel to the Company, dated as of such Closing Date, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent.

(e) Opinion of Cayman Islands Counsel for the Company. The Placement Agent shall have received on each Closing Date the favorable opinion of Conyers Dill & Pearman, Cayman Islands counsel to the Company, dated as of such Closing Date, addressed to the Placement Agent and in form and substance reasonably satisfactory to the Placement Agent.

(f) Bring Down Certificate of Chief Financial Officer. On the Closing Date, the Placement Agent shall receive a signed letter from the Company’s Chief Financial Officer addressed to the Placement Agent in form and substance reasonably satisfactory to the Placement Agent and its counsel, in all material respects. The certificate shall not disclose any change in the condition (financial or other), earnings, operations, business or prospects of the Company from that set forth in the Incorporated Documents or the applicable Prospectus or prospectus supplement, which, in the Placement Agent’s sole judgment, is material and adverse and that makes it, in the Placement Agent’s sole judgment, impracticable or inadvisable to proceed with the Offering of the Shares and Warrants as contemplated by such Prospectus.

(g) Officers’ Certificate. The Placement Agent shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and the Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed the Registration Statement, the Incorporated Documents, any Prospectus, and this Agreement and to the further effect that:

(i) The representations and warranties of the Company in this Agreement are true and correct in all material respects, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii) No stop order suspending the effectiveness of the Registration Statement or the use of any Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or, to the Company’s knowledge, threatened under the Securities Act; no order having the effect of ceasing or suspending the distribution of the Shares and Warrants or any other securities of the Company has been issued by any securities commission, securities regulatory authority or stock exchange in the United States and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by any securities commission, securities regulatory authority or stock exchange in the United States;

(iii) When the Registration Statement became effective, at the time of sale, and at all times subsequent thereto up to the delivery of such certificate, the Registration Statement and the Incorporated Documents, if any, when such documents became effective or were filed with the Commission, and any Prospectus, contained all material information required to be included therein by the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act and the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and the Registration Statement and the Incorporated Documents, if any, and any Prospectus, did not and do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided, however, that the preceding representations and warranties contained in this paragraph (iii) shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Placement Agent expressly for use therein) and, since the effective date of the Registration Statement, there has occurred no event required by the Securities Act and the rules and regulations of the Commission thereunder to be set forth in the Incorporated Documents which has not been so set forth; and

(iv) Subsequent to the respective dates as of which information is given in the Registration Statement, the Incorporated Documents and any Prospectus, there has not been: (a) any Material Adverse Effect; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business or those disclosed in the Registration Statement, the Incorporated Documents and the Prospectus; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(h) Secretary’s Certificate. At each Closing Date, the Placement Agent shall have received a certificate of the Company signed by the Secretary or another authorized officer of the Company, dated such Closing Date certifying on behalf of the Company and not in an individual capacity: (i) that the memorandum and articles of association, as amended, of the Company is true and complete, has not been modified and is in full force and effect; (ii) that the resolutions of the Company’s Board of Directors relating to the Offering are in full force and effect and have not been modified; and (iii) as to the incumbency of the officers of the Company.

(i) Stock Exchange Listing. The Class A Ordinary Shares shall be registered under the Exchange Act and shall be listed on the Trading Market, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Class A Ordinary Shares under the Exchange Act or delisting or suspending from trading the Class A Ordinary Shares from the Trading Market, nor shall the Company have received any information suggesting that the Commission or the Trading Market is contemplating terminating such registration or listing.

(j) Additional Documents. On or before each Closing Date, the Placement Agent and counsel for the Placement Agent shall have received such information and documents as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares and Warrants as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 6 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7 (Payment of Expenses), Section 8 (Indemnification and Contribution), and Section 9 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 7. Payment of Expenses. The Company agrees to pay all costs, fees, and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including, without limitation: (i) any filing fees relating to the registration of the Shares and Class A Ordinary Shares underlying the Warrants to be sold in the Offering; (ii) any filing fees associated with the review of an Offering by FINRA; (iii) all fees and expenses relating to the listing of the Shares on the Trading Market; (iv) all fees, expenses, and disbursements relating to the registration, qualification, or exemption of the Securities under the securities or “blue sky” laws of such states of the United States of America as the Company and the Placement Agent shall together determine; (v) the costs of all mailing and printing of the offering documents, including, without limitation, any placement agent agreement, any registration statement, prospectus, prospectus supplement, or similar information document, and all amendments, supplements, and exhibits thereto, all in as many copies as the Placement Agent may reasonably deem necessary; (vi) the costs of preparing, printing and delivering certificates representing the Shares and Warrants; (vii) the costs for “tombstones” and/or other commemorative items; (viii) fees and expenses of accountants, auditors, and the Company’s legal counsel; (ix) fees and expenses, if any, of the transfer agent for the Shares; (x) stock transfer and/or stamp taxes, if any, payable upon the transfer of the Shares and Warrants from the Company to the Placement Agent or the purchasers thereof; (xi) all costs and expenses incident to the travel and accommodation of the Company’s and the Placement Agent’s employees on the “roadshow,” if any; and (xi) all other fees, costs, and expenses referred to in Part II of the Registration Statement.

Section 8. Indemnification and Contribution.

(a) The Company agrees to indemnify and hold harmless the Placement Agent, co-placement agents, if applicable, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents assisting with the Offering, and employees of the Placement Agent, their affiliates and each such controlling person (the Placement Agent, and each such entity or person. an “Indemnified Person”) from and against any losses, claims, damages, judgments, assessments, costs, and other liabilities (collectively, the “Liabilities”), and shall reimburse each Indemnified Person for all reasonable and documented out of pocket fees and expenses (including the reasonable documented and out of pocket fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the “Expenses”) as they are incurred by an Indemnified Person in investigating, preparing, pursuing, or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Incorporated Document, or any Prospectus or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in the Incorporated Documents) or (ii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (ii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that are finally judicially determined to have resulted primarily from such Indemnified Person’s (x) negligence, gross negligence, willful misconduct, or bad faith in connection with any of the advice, actions, inactions, or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Shares and Warrants in the Offering which were not authorized for such use by the Company and which use constitutes negligence, gross negligence or willful misconduct. The Company also agrees to reimburse each Indemnified Person for all reasonable Expenses as they are incurred in connection with enforcing such Indemnified Person’s rights under this Agreement.

(b) Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel; or (ii) the named parties to any such Action (including any impeded parties) include such Indemnified Person and the Company, and such Indemnified Person shall have been advised in the reasonable opinion of counsel that there is an actual conflict of interest that prevents the counsel selected by the Company from representing both the Company (or another client of such counsel) and any Indemnified Person; provided that the Company shall not in such event be responsible hereunder for the fees and expenses of more than one firm of separate counsel for all Indemnified Persons in connection with any Action or related Actions, in addition to any local counsel. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise, or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent, or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage, or liability is incurred and is due and payable.

(c) In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees to be received by the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d) The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person’s actions or inactions in connection with any such advice, services, or transactions except for Liabilities (and related Expenses) of the Company that are finally judicially determined to have resulted primarily from such Indemnified Person’s negligence, gross negligence or willful misconduct in connection with any such advice, actions, inactions or services.

(e) The reimbursement, indemnity, and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person’s services under or in connection with, this Agreement. The Company’s indemnification obligations under this Section 8 will terminate one (1) year after the completion of the Offering.

Section 9. [Reserved].

Section 10. [Reserved].

Section 11. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties, and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their respective partners, officers, or directors or any controlling person, as the case may be, and will survive delivery of and payment for the securities sold hereunder and any termination of this Agreement. A successor to the Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution, and reimbursement agreements contained in this Agreement.

Section 12. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or e-mailed and confirmed to the parties hereto as follows:

Eddid Securities USA Inc.

40 Wall Street, Suite 1606

New York, New York 10005

E-mail: tli@eddidusa.com

Attention: Tom Li

With a copy to:

Sichenzia Ross Ference Carmel LLP

1185 Avenue of the Americas, 31st floor

New York, NY 10036

E-mail: rcarmel@srfc.law; swu@srfc.law

Attention: Ross David Carmel, Esq.; Shane Wu, Esq.

If to the Company:

SOLOWIN HOLDINGS

Room 1910-1912A, Tower 3, China Hong Kong City

33 Canton Road, Tsim Sha Tsui, Kowloon

Hong Kong

E-Mail: peter@spw.com.hk

Attention: Ling Ngai Lok

With a copy (which shall not constitute notice) to:

Bevilacqua PLLC

1050 Connecticut Avenue, NW, Suite 500

Washington, DC 20036

E-Mail: kevin@bevilacquapllc.com

Attention: Kevin Sun, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 14. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, or provision hereof. If any Section, paragraph, or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 15. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the law of the State of New York, without regard to the principles of conflicts of law thereof. Each of the Placement Agent and the Company: (i) agrees that any legal suit, action, or proceeding arising out of or relating to this Agreement and/or the transactions contemplated hereby shall be instituted exclusively in the state and federal courts sitting in the City of New York, (ii) waives any objection which it may have or hereafter to the venue of any such suit, action, or proceeding, and (iii) irrevocably consents to the jurisdiction such courts in any such suit, action or proceeding. The Placement Agent and the Company further agree to accept and acknowledge service of any and all process which may be served in any such suit, action, or proceeding in such courts and agree that service of process upon the Company mailed by certified mail to the Company’s address set forth in Section 12 hereof (or to such other address as the Company shall have advised the Placement Agent by notice pursuant to Section 12) shall be deemed in every respect effective service of process upon the Company, in any such suit, action, or proceeding, and service of process upon the Placement Agent mailed by certified mail to the Placement Agent’s address as set forth in Section 12 hereof (or to such other address as the Placement Agent shall have advised the Company by notice pursuant to Section 12) shall be deemed in every respect effective service process upon the Placement Agent, in any such suit, action, or proceeding. Notwithstanding any provision of this Agreement to the contrary, the Company agrees that neither the Placement Agent nor their affiliates, and the respective officers, directors, employees, agents, and representatives of the Placement Agent, their affiliates and each other person, if any, controlling the Placement Agent or any of their affiliates, shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with the engagement and transaction described herein except for any such liability for losses, claims, damages, or liabilities incurred by the Placement Agent that are finally judicially determined to have resulted from the fraud, willful misconduct, or gross negligence of such individuals or entities. If either party shall commence an action or proceeding to enforce any provision of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorney’s fees and other reasonable costs and expenses incurred with the investigation, preparation, and prosecution of such action or proceeding.

Section 16. General Provisions.

(a) This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings, and negotiations with respect to the subject matter hereof.

(b) Notwithstanding anything herein to the contrary, the Engagement Agreement between the Company and Placement Agent, dated May 26, 2025, shall continue to be effective and the terms therein shall continue to survive and be enforceable by the Placement Agent and the Company in accordance with its terms, provided that, in the event of a conflict between the terms of the Engagement Agreement and this Agreement, the terms of this Agreement shall prevail.

(c) This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Facsimile or other electronically scanned and transmitted signatures (including by email attachment) and electronic signatures (including by DocuSign) shall be deemed originals for all purposes of this Agreement

(d) This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(e) The Company acknowledges that in connection with the Offering: (i) the Placement Agent has acted at arm’s length, is not agent of, and owes no fiduciary duties to the Company, any officer or director of the Company or any other person affiliated with any of them, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement, and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

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If the foregoing is in accordance with your understanding of our agreement, please sign below whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours,

EDDID SECURITIES USA, INC.

By:	/s/ Tom Li
Name:	Tom Li
Title:	Chief Executive Officer

The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

SOLOWIN HOLDINGS

By:	/s/ Ling Ngai Lok
Name:	Ling Ngai Lok
Title:	Chief Executive Officer